Subordinated Debentures (Tables)	12 Months Ended
Dec. 31, 2015
Brokers and Dealers [Abstract]
Summary of Contractual Balance and Unamortized Fair Value Adjustment

amortized against earnings on a prospective basis. At December 31, 2015 and 2014, the contractual balance and the unamortized fair value adjustment were as follows:

	2015	2014
Contractual balance	$15,465	$15,465
Unamortized fair value adjustment	(6,214)	(6,524)

Net book value	$9,251	$8,941